April 2, 2012

Mister Goody, Inc.

7877 Emerald Winds Circle

Boynton Beach, Florida 33473

To the board of directors:

I, Brendan Vogel, agree to return 500,000 shares of Mister Goody, Inc. common stock for cancellation in exchange for no consideration.

/s/ Brendan Vogel

Brendan Vogel

Vice President of Merchant Relations

Date: April 2, 2012